                                                                Exhibit 10.1

                        SECURITIES PURCHASE AGREEMENT

                  SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as
                                                       ---------
of October 21, 2004, by and between Applied Digital Solutions, Inc., a Missouri corporation (the "Company"), and Satellite Strategic Finance
                           -------
Associates, LLC, a Delaware limited liability company (the "Investor").
                                                            --------

                  The Company wishes to sell to the Investor, and the Investor wishes to purchase, on the terms and subject to the conditions set forth in this Agreement, (i) shares (the "Shares") of the Company's common
                                          ------
stock, par value $.01 per share (the "Common Stock"), (ii) a Series C
                                      ------------
Warrant in the form attached hereto as Exhibit A (the "Series C Warrant")
                                       ---------       ----------------
and (iii) a Series D Warrant in the form attached hereto as Exhibit B (the
                                                            ---------
"Series D Warrant"). The Series C Warrant and the Series D Warrant are
 ----------------
collectively referred to herein as the "Warrants".
                                        --------

                  On the terms and subject to the conditions specified herein, the Company will issue and sell two million five hundred thousand (2,500,000) Shares to the Investor at a purchase price per Share equal to the Share Price (as defined below). The Series C Warrant will entitle the Investor to purchase one million five hundred thousand (1,500,000) shares of Common Stock, will have an exercise price equal to $4.33 (subject to adjustment as provided therein) and will expire on the one hundred and fiftieth (150th) day following the Effective Date (as defined below). The Series D Warrant will entitle the Investor to purchase six hundred sixty six thousand, six hundred and sixty seven (666,667) shares of Common Stock, will have an exercise price equal to $5.05 (subject to adjustment as provided therein) and will be exercisable beginning on the one-year anniversary of the Closing Date and ending on the date that is six (6) years following the Closing Date.

                  The shares of Common Stock into which the Warrants are exercisable are referred to herein as the "Warrant Shares". The Shares and
                                           --------------
the Warrants are collectively referred to herein as the "Purchased
                                                         ---------
Securities", and the Purchased Securities and the Warrant Shares are
----------
collectively referred to herein as the "Securities".
                                        ----------

                  The Company has agreed to effect the registration of the Registrable Securities under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement in the form
 --------------
attached hereto as Exhibit C (the "Registration Rights Agreement"). The sale
                   ---------       -----------------------------
of the Securities by the Company to the Investor will be effected in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act or Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission (the
  ------------
"Commission") thereunder.
 ----------

                  In consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:


1.       PURCHASE AND SALE OF PURCHASED SECURITIES.
         -----------------------------------------

         1.1      Purchase and Sale of Shares and Warrants. Upon the terms and
                  ----------------------------------------
subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and the Investor agrees to purchase (i) two million five hundred thousand (2,500,000) Shares, (ii) a Series C Warrant and (iii) a Series D Warrant. The purchase price for the Purchased
Securities being purchased by the Investor (the "Purchase Price") shall be
                                                 --------------
equal to (x) the number of Shares purchased by the Investor times (y) the Share Price. The closing of the purchase and sale of the Purchased
Securities (the "Closing") will be deemed to occur at the offices of Duval &
                 -------
Stachenfeld, LLP, 300 East 42nd Street, New York, New York 10017, when (A) this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and, to the extent applicable, by the Investor, (B) each of the conditions to Closing described in Section 5 hereof has been satisfied or waived by the Company or the Investor, as the case may be and (C) the Investor shall have delivered the Purchase Price to the Company by wire transfer of immediately available funds against physical delivery of duly executed certificates representing the Purchased Securities being purchased by the Investor. The date on which the Closing occurs is referred to herein as the "Closing Date".
                           ------------

         1.2      Certain Definitions. When used herein, the following terms
                  -------------------
shall have the respective meanings indicated:

                           "Affiliate" means, as to any Person (the "subject
                            ---------                                -------
Person"), any other Person (a) that directly or indirectly through one or
------
more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the subject Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, "control"
                                                                  -------
when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person's Board of Directors or other management committee or group, by contract or otherwise.

                           "Business Day" means any day other than a
                            ------------
Saturday, a Sunday or a day on which the New York Stock Exchange or commercial banks located in New York City are authorized or permitted by law to close.

                           "Closing" and "Closing Date" have the respective
                            -------       ------------
meanings specified in Section 1.1 hereof.

                           "Common Stock" means the common stock, par value
                            ------------
$0.01 per share, of the Company.

                           "Debt" means, as to any Person at any time:
                            ----
(a) all indebtedness, liabilities and obligations of such Person for borrowed money; (b) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than

                                     2

90 days; (c) all capital lease obligations of such Person; (d) all indebtedness, liabilities and obligations of others guaranteed by such Person; (e) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person; (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; and (g) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of capital stock of such Person.

                           "Disclosure Documents" means all SEC Documents
                            --------------------
filed by the Company at least two (2) Business Days prior to the date of this Agreement via the Commission's Electronic Data Gathering, Analysis and Retrieval system (EDGAR) in accordance with the requirements of Regulation S-T under the Exchange Act.

                           "Effective Date" has the meaning set forth in the
                            --------------
Registration Rights Agreement.

                           "Environmental Law" means any federal, state,
                            -----------------
provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

                           "ERISA" means the Employee Retirement Income
                            -----
Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

                           "Exchange Act" means the Securities Exchange Act
                            ------------
of 1934, as amended (or any successor act), and the rules and regulations thereunder (or respective successors thereto).

                           "Execution Date" means the date on which this
                            --------------
Agreement and each other Transaction Document have been executed and delivered by the Company and, to the extent applicable, the Investor.

                           "GAAP" means generally accepted accounting
                            ----
principles, applied on a consistent basis, as set forth in (i) opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements of the Financial Accounting Standards Board and (iii) interpretations of the Commission and the Staff of the Commission. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

                           "Governmental Authority" means any nation or
                            ----------------------
government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation

                                     3

any stock exchange, securities market or self-regulatory organization.

                           "Governmental Requirement" means any law,
                            ------------------------
statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

                           "Intellectual Property" means any U.S. or foreign
                            ---------------------
patents, patent rights, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

                           "Investment Certificate" has the meaning
                            ----------------------
specified in Section 4.7 hereof.

                           "Lien" means, with respect to any Property, any
                            ----
mortgage or mortgages, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                           "Material Adverse Effect" means an effect that is
                            -----------------------
material and adverse to (i) the consolidated business, operations, properties, financial condition or results of operations of the Company and the Subsidiaries taken as a whole or (ii) the transactions contemplated by this Agreement or the other Transaction Documents.

                           "Material Contracts" means, as to the Company,
                            ------------------
any agreement required pursuant to Item 601 of Regulation S-B or Item 601, as applicable, of Regulation S-K under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed by the Company with the Commission under the Exchange Act or any rule or regulation promulgated thereunder, and any and all amendments, modifications, supplements, renewals or restatements thereof.

                           "NASD" means the National Association of Securities
                            ----
Dealers, Inc.

                           "Outstanding Registrable Securities" means, at any
                            ----------------------------------
time, all Registrable Securities that at such time are either issued and outstanding or issuable upon exercise of the Warrants (without regard to any limitation on such exercise).

                           "Pension Plan" means an employee benefit plan (as
                            ------------
defined in ERISA) maintained by the Company for employees of the Company or any of its Affiliates.

                                     4

                           "Permitted Liens" means the following:
                            ---------------

                           (a) encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real Property or imperfections to title that do not (individually or in the aggregate) materially impair the ability of the Company or any of the Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                           (b) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established; and

                           (c) Liens of mechanics, materialmen,
         warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, for which adequate reserves (as determined in accordance with GAAP) have been established.

                           "Person" means any individual, corporation,
                            ------
trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

                           "Principal Market" means the principal exchange
                            ----------------
or market on which the Common Stock is listed or traded.

                           "Property" means property and/or assets of all
                            --------
kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

                           "Purchase Price" has the meaning specified in
                            --------------
Section 1.1 hereof.

                           "Purchased Securities" has the meaning set forth
                            --------------------
in the preamble to this Agreement.

                           "Registrable Securities" means the Shares and the
                            ----------------------
Warrant Shares, any other shares of Common Stock issuable pursuant to the terms of the Warrants, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Shares or the Warrant Shares; provided,
                                                             --------
however, that "Registrable Securities" shall not include any such shares
-------
that have been sold to the public pursuant to the Registration Statement or Rule 144.

                           "Registration Statement" has the meaning set forth
                            ----------------------
in the Registration Rights Agreement.

                                     5

                           "Rule 144" means Rule 144 under the Securities
                            --------
Act, or any successor provision.

                           "SEC Documents" has the meaning specified in
                            -------------
Section 3.4 hereof.

                           "Securities" has the meaning specified in the
                            ----------
preamble to this Agreement.

                           "Share Price" means $3.61.
                            -----------

                           "Subsidiary" means, with respect to the Company,
                            ----------
any corporation or other entity (other than an entity having no material operations or business during the twelve month period immediately preceding the Execution Date) of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (regardless of whether, in the case of a corporation, stock of any other class or classes of such corporation shall or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned or controlled by the Company and/or one or more of its Affiliates.

                           "Termination Date" means the earlier to occur
                            ----------------
of (i) the date on which all of the Warrants have expired and (ii) the date on which all of the Warrants have been exercised in full.

                           "Trading Day" means any day on which the Common
                            -----------
Stock is purchased and sold on the Principal Market.

                           "Transaction Documents" means (i) this Agreement,
                            ---------------------
(ii) the Series C Warrant, (iii) the Series D Warrant, (iv) the Registration Rights Agreement, and (v) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Closing.

         1.3      Other Definitional Provisions. All definitions contained in
                  -----------------------------
this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2.       REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.
         ----------------------------------------------

         The Investor hereby represents and warrants to the Company and agrees with the Company that, as of the date of this Agreement and as of the Closing Date:

         2.1      Authorization; Enforceability. The Investor is duly and
                  -----------------------------
validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization as set forth below the Investor's name on the signature page hereof with the requisite corporate power and

                                     6

authority to purchase the Purchased Securities and to execute and deliver this Agreement and the other Transaction Documents. This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by the Investor and each constitutes the Investor's valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and
(ii) general principles of equity.

         2.2      Accredited Investor. The Investor (i) is an "accredited
                  -------------------
investor" as that term is defined in Rule 501 of Regulation D; (ii) is acquiring the Securities solely for its own account ,and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are registered under the Securities Act or are exempt from the registration requirements of the Securities Act; provided, however,
                                                          --------  -------
that, in making such representation, the Investor does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition; and (iii) understands that an investment in the Company is speculative and involves a high degree of risk of loss.

         2.3      Information. The Company has provided the Investor with
                  -----------
information regarding the business, operations and financial condition of the Company, and has granted to the Investor the opportunity to ask questions of and receive satisfactory answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Purchased Securities hereunder, and based thereon believes it can make an informed decision with respect to its investment in the Securities. Neither such information nor any other investigation conducted by the Investor or its representatives shall modify, amend or otherwise affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

         2.4      Limitations on Disposition. The Investor acknowledges that,
                  --------------------------
except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom. By executing this Agreement, the Investor represents that it has no agreement or understanding with any Person (other than a Person to whom the Investor has granted investment discretion over its assets) to sell, transfer and/or grant rights in any of the Securities.

         2.5      Legend. The Investor understands that the certificates
                  ------
representing the Securities may bear at issuance a restrictive legend in substantially the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale."

                                     7

                  Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of any of the Securities is registered pursuant to an effective registration statement, (B) such Securities have been sold pursuant to Rule 144, subject to receipt by the Company of customary documentation in connection therewith, or (C) such Securities are eligible for resale under Rule 144(k) or any successor provision and the holder thereof represents in writing to the Company that it is eligible to use such rule for public resales of such Securities, the certificates representing such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder upon request.

         2.6      Reliance on Exemptions. The Investor understands that the
                  ----------------------
Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying on the truth and accuracy of the representations and warranties of the Investor set forth in this Section 2 in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

         2.7      Non-Affiliate Status; Common Stock Ownership. The Investor is
                  --------------------------------------------
not an Affiliate of the Company or of any other Investor and is not acting in association or concert with any other Person with regard to its purchase of Purchased Securities or otherwise in respect of the Company. The
Investor's investment in Purchased Securities is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of the Company's Board of Directors.

         2.8      Fees. The Investor is not obligated to pay any commissions,
                  ----
compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby, other than legal fees to its counsel. The Investor will indemnify and hold harmless the Company from and against any claim by any Person alleging that, as a result of any agreement or arrangement between such Person and the Investor, the Company is obligated to pay any such commissions, compensations, fee, cost or related expenditure in connection with the transactions completed hereby.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby
         ---------------------------------------------
represents and warrants to the Investor and agrees with the Investor that, as of the date of this Agreement and as of the Closing Date:

         3.1      Organization, Good Standing and Qualification. Each of the
                  ---------------------------------------------
Company and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to carry on its business as now conducted. Each of the Company and the Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts business except where the failure so to qualify has not had or would not reasonably be expected to have a Material Adverse Effect.

         3.2      Authorization; Consents. The Company has the requisite
                  -----------------------
corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, including without limitation to issue and sell the Securities to the Investor in accordance with the terms

                                      8

thereof and to issue the Warrant Shares upon exercise of the Warrants. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, this Agreement and the other Transaction Documents has been taken, and no further consent or authorization of the Company, its Board of Directors, stockholders, any Governmental Authority or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the NASD or otherwise). The Company's Board of Directors has determined, at a duly convened meeting or pursuant to a unanimous written consent, that the issuance and sale of the Securities, and the consummation of the transactions contemplated hereby and the other Transaction Documents (including without limitation the issuance of the Warrant Shares), are in the best interests of the Company.

         3.3      Enforcement. Each Transaction Document has been duly executed
                  -----------
and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         3.4      SEC Documents; Agreements; Financial Statements; Other
                  ------------------------------------------------------
Information. The Company has filed with the Commission all reports,
-----------
schedules, registration statements and definitive proxy statements that the Company was required to file with the Commission on or after December 31, 2002 (collectively, the "SEC Documents"). Except as set forth on Schedule
                         -------------
3.4, the Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after the Closing. Each SEC Document, as of the date of the filing thereof with the Commission, complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder and, as of the date of such filing (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), such SEC Document (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents required to be filed as exhibits to the SEC Documents have been filed as required. Except as set forth in the SEC Documents or any schedule or exhibit attached thereto or hereto, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under GAAP, are not required to be reflected in the financial statements included in the SEC Documents and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and the Subsidiaries taken as a whole. The financial statements included in the SEC Documents have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

                                     9

         3.5      Capitalization; Debt Schedule. The capitalization of the
                  -----------------------------
Company as of the date hereof, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans and agreements, the number of shares issuable and reserved for issuance pursuant to securities (other than the Securities) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon exercise of the Warrants is set forth on Schedule 3.5 hereto. All issued and outstanding shares of capital
         ------------
stock of the Company have been validly issued, fully paid and non-assessable, and all shares of capital stock issued by any wholly-owned subsidiary of the Company have been validly issued, fully paid and non-assessable, free and clear of all Liens other than Permitted Liens. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of security holders of the Company or any Liens created by or through the Company. Except as set forth or Schedule 3.5,
                                                          ------------
there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or any of its wholly-owned subsidiaries (whether pursuant to anti-dilution, "reset" or other similar provisions). Except as described on Schedule 3.5
                                                             ------------
hereto, neither the Company nor any of its wholly-owned subsidiaries has any material Debt outstanding as of the date hereof.

         3.6      Due Authorization; Valid Issuance. The Shares and the
                  ---------------------------------
Warrants are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable, free and clear of any Liens imposed by or through the Company and, assuming the accuracy of the Investor's representations in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Warrant Shares are duly authorized and reserved for issuance and, when issued in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and non-assessable, free and clear of any Liens imposed by or through the Company.

         3.7      No Conflict with Other Instruments. Neither the Company nor
                  ----------------------------------
any of the Subsidiaries is in violation of any provisions of its charter, bylaws or any other governing document or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to it, except for violations of any provision of a Governmental Requirement that has not had or would not reasonably be expected to have a Material Adverse Effect (any such violation or default, a "Current Violation"). Except as set forth on
                              -----------------
Schedule 3.7 hereto, the execution, delivery and performance of this
------------
Agreement and the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Purchased Securities and the reservation and issuance of the Warrant Shares) will not result in a Current Violation or result in the creation of any Lien upon any assets of the Company or of any of the Subsidiaries or the triggering of any preemptive or anti-dilution rights (including without limitation pursuant to any "reset" or similar provisions) or rights of first refusal or first offer, or any other rights that would allow or permit the holders of the Company's securities or other Persons to purchase shares of Common

                                     10

Stock or other securities of the Company (whether pursuant to a shareholder rights plan provision or otherwise).

         3.8      Financial Condition; Taxes; Litigation.
                  --------------------------------------

                  3.8.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and the Subsidiaries taken as a whole. There has occurred no (i) material adverse change to the Company's business, operations, properties, financial condition, or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents or (ii) change by the Company in its accounting principles, policies and methods except as required by changes in GAAP or applicable law.

                  3.8.2 Each of the Company and the Subsidiaries (i) has prepared in good faith and duly and timely filed all tax returns required to be filed by it and such returns are complete and accurate in all material respects and (ii) has paid all taxes required to have been paid by it, except for taxes which it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Material Adverse Effect, and has no liability with respect to accrued taxes in excess of the amounts that are described as accrued in the most recent financial statements included in the Disclosure Documents.

                  3.8.3 Except as described in Schedule 3.8.3, neither the
                                               --------------
Company nor any of the Subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction (other than with respect to taxes which it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Material Adverse Effect), the Commission, the NASD, any state securities commission or other Governmental Authority.

                  3.8.4 Except as described in Schedule 3.8.4, there is no
                                               --------------
material claim, litigation or administrative proceeding pending or, to the Company's knowledge, threatened or contemplated, against the Company or any of its wholly-owned subsidiaries, or, to the Company's knowledge, against any officer, director or employee of the Company or any such wholly-owned subsidiary in connection with such person's employment therewith. Neither the Company nor any of its wholly-owned subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or Governmental Authority which has had or would reasonably be expected to have a Material Adverse Effect.

         3.9      Form S-3. The Company is eligible to register the Registrable
                  --------
Securities for resale by the Investor on a registration statement on Form
S-3 under the Securities Act. To the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that could reasonably be expected to prohibit or delay the preparation, filing or effectiveness of such registration statement.

                                     11

         3.10     Acknowledgement of Dilution. The Company acknowledges that the
                  ---------------------------
issuance of the Warrant Shares upon exercise of the Warrants may result in dilution of the outstanding shares of Common Stock. The Company further acknowledges that its obligation to issue Warrant Shares upon exercise of the Warrants in accordance with the terms thereof is unconditional regardless of the effect of any such dilution.

         3.11     Intellectual Property. The Company and the Subsidiaries each
                  ---------------------
owns or possesses, licenses or can acquire or make use of, without undue expense, all Intellectual Property that is necessary for the operation of its businesses as presently conducted and as proposed to be conducted, without any known conflict with the rights of others. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents will not materially alter or impair, individually or in the aggregate, any of such rights of the Company. To the Company's knowledge,
(i) none of its current products or services infringes upon any Intellectual Property of any other Person, and no claim or litigation is pending or, to the knowledge of the Company, threatened against the Company contesting its right to sell or otherwise use any product or material or service which has had or would reasonably be expected to have a Material Adverse Effect and
(ii) the use by the Company of any Intellectual Property does not infringe the rights of any third party to such Intellectual Property. There is no violation by the Company with respect to any Intellectual Property owned or used by the Company and the Company's rights to such Intellectual Property are valid and enforceable and no registration relating thereto has lapsed, expired or terminated or is the subject of any claim or proceeding that could result in any such lapse, expiration or termination. The Company and the Subsidiaries each has complied in all material respects with its obligations pursuant to any agreement relating to Intellectual Property rights that are the subject of licenses granted by third parties, except for any non-compliance that has not had or would not reasonably be expected to have a Material Adverse Effect.

         3.12     Registration Rights. Except as described on Schedule 3.12
                  -------------------                         -------------
hereto, the Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied in full prior to the date hereof.

         3.13     Solicitation; Other Issuances of Securities. Neither the
                  -------------------------------------------
Company nor any of its Subsidiaries or Affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities, or (ii) has, directly or indirectly, made any offers or sales of any security or the right to purchase any security, or solicited any offers to buy any security or any such right, under circumstances that would require registration of the Securities under the Securities Act or that would be integrated with the sale of the Securities for purposes of the Securities Act or the listing criteria of the Nasdaq Stock Market.

         3.14     Fees. The Company is not obligated to pay any compensation or
                  ----
other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless the Investor from and against any claim by any person or entity alleging that, as a result of any agreement or arrangement

                                     12

between such Person and the Company, the Investor is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

         3.15     Foreign Corrupt Practices. Neither the Company, nor to the
                  -------------------------
Company's knowledge any of the Subsidiaries nor to the Company's knowledge any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee (including without limitation any bribe, rebate, payoff, influence payment, kickback or other unlawful payment), or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

         3.16     Key Employees. Each of the Company's executive officers (as
                  -------------
defined in Rule 501(f) of the Securities Act) (each, a "Key Employee") is
                                                        ------------
currently serving in the capacity indicated in Schedule 3.16 hereto. The
                                               -------------
Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or terminate his or her employment with the Company. Except as set forth on Schedule 3.16, no Key Employee has borrowed money pursuant to a
         -------------
currently outstanding loan that is secured by Common Stock or any right or option to receive Common Stock.

         3.17     Employee Matters. There is no strike, labor dispute or union
                  ----------------
organization activities pending or, to the knowledge of the Company, threatened between it and its employees (or between any of the Subsidiaries and such Subsidiary's employees). No employees of the Company belong to any union or collective bargaining unit. The Company has complied in all material respects with all applicable federal and state equal opportunity and other laws related to employment.

         3.18     Environment. To the Company's knowledge, neither the Company
                  -----------
nor any of the Subsidiaries has any current liability under any Environmental Law, nor, to the knowledge of the Company, do any factors exist that are reasonably likely to give rise to any such liability that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, neither the Company nor any of the Subsidiaries has violated any Environmental Law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

         3.19     ERISA. Except as described on Schedule 3.19, neither the
                  -----                         -------------
Company nor any of the Subsidiaries maintains or contributes to, or has any obligation under, any Pension Plan. The Company and each of the Subsidiaries is in compliance in all material respects with the presently applicable provisions of ERISA and the United States Internal Revenue Code of 1986, as amended, except for matters that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

                                     13

         3.20     Disclosure. No written statement, information, report,
                  ----------
representation or warranty made by the Company in this Agreement or any other Transaction Document or furnished to the Investor by or on behalf of the Company or any of the Subsidiaries in connection with the Transaction Documents or the Investor's due diligence investigation of the Company contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which made, not misleading. Following the issuance of the press release and Form 8-K in accordance with Section 4.1(c) hereof, and based upon the Company's view that any non-public information provided to the Investor is not material, the Investor will not, to the Company's knowledge, possess any material non-public information concerning the Company. The Company acknowledges that the Investor is relying on the representations, acknowledgements and agreements made by the Company in this
Section 3.20 and elsewhere in this Agreement in making trading and other decisions concerning the Company's securities.

         3.21     Insurance. The Company maintains insurance for itself and the
                  ---------
Subsidiaries in such amounts and covering such losses and risks as the Company believes to be reasonably prudent in relation to the businesses in which the Company and the Subsidiaries are engaged. No notice of cancellation has been received for any of such policies and the Company reasonably believes that is in compliance with all of the terms and conditions thereof. The Company has no reason to believe that it will not be able to renew any existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue doing business as currently conducted without a significant increase in cost. Without limiting the generality of the foregoing, the Company maintains Director's and Officer's insurance in an amount not less than $10 million for each covered occurrence and in the aggregate.

         3.22     Property. Except as set forth in Schedule 3.22, the Company
                  --------                         -------------
and the Subsidiaries have good and marketable title to all personal Property and good and marketable title in fee simple to all of its real property owned by them which, individually or in the aggregate, is material to the business of the Company and the Subsidiaries, in each such case free and clear of all Liens except for Permitted Liens. Any Property held under lease by the Company and the Subsidiaries is held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such Property by the Company and the Subsidiaries.

         3.23     Regulatory Permits. The Company and the Subsidiaries possess
                  ------------------
all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses other than where the failure to possess such certificates, authorizations or permits, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any such Subsidiary has received any notice or otherwise become aware of any proceedings, inquiries or investigations relating to the revocation or modification of any such certificate, authorization or permit.

         3.24     Exchange Act Registration; Listing. The Company's Common Stock
                  ----------------------------------
is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq SmallCap Market or the Nasdaq National Market (collectively, the "Nasdaq Stock Market"). The Company currently meets the continuing
 -------------------
eligibility requirements for listing on the Nasdaq Stock Market and has not received

                                     14

any notice from the Nasdaq Stock Market that it may not currently satisfy such requirements or that such continued listing is in any way threatened. The Company has taken no action designed to, or which, to the knowledge of the Company, may have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market.

         3.25     Investment Company Status. The Company is not, and immediately
                  -------------------------
after receipt of the Purchase Price for the Purchased Securities issued under this Agreement will not be, an "investment company" or an entity
                                      ------------------
"controlled" by an "investment company" within the meaning of the Investment
 ----------         ------------------
Company Act of 1940, as amended (the "Investment Company Act"), and shall
                                      ----------------------
conduct its business in a manner so that it will not become subject to the Investment Company Act.

         3.26     Transfer Taxes. No stock transfer or other taxes (other than
                  --------------
income taxes) are required to be paid in connection with the issuance and sale of any of the Securities, other than such taxes for which the Company has established appropriate reserves and intends to pay in full on or before the Closing.

         3.27     Internal Controls and Procedures. The Company maintains
                  --------------------------------
internal accounting controls, policies and procedures as certified by the Company's Chief Executive Officer and Chief Financial Officer in the SEC Documents.

         3.28     Embargoed Person. None of the funds or other assets of the
                  ----------------
Company shall constitute property of, or shall be beneficially owned, directly or indirectly, by any person subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated under any such United States laws (each, an "Embargoed Person"), with the result that the investments evidenced by the
 ----------------
Purchased Securities are or would be in violation of law. No Embargoed Person shall have any interest of any nature whatsoever in the Company with the result that the investments evidenced by the Purchased Securities are or would be in violation of law. None of the funds or other assets of the Company shall be derived from any unlawful activity with the result that the investments evidenced by the Purchased Securities are or would be in violation of law.

4.       COVENANTS OF THE COMPANY AND THE INVESTOR.
         -----------------------------------------

         4.1      The Company agrees with the Investor that it will:

                           (a) file a Form D with respect to the Securities
issued at the Closing as and when required under Regulation D and to provide a copy thereof to the Investor promptly after such filing;

                           (b) take such action as the Company reasonably
determines upon the advice of counsel is necessary to qualify the Securities for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to the Investor at the Closing; and

                                     15

                           (c) (i) on or prior to 8:30 a.m. (eastern time)
on the Business Day immediately following the Execution Date, issue a press release disclosing the material terms of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and (ii) on the Business Day immediately following the Execution Date, file with the Commission a Current Report on Form 8-K disclosing the material terms of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and including as exhibits this Agreement and the other Transaction Documents; provided, however, that the
                                               --------  -------
Investor shall have a reasonable opportunity to review and comment on any such press release or Form 8-K prior to the issuance or filing thereof. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby.

         4.2 The Company agrees that it will, during the period beginning on the Execution Date and ending on the Termination Date:

                           (a) maintain its corporate existence in good
standing;

                           (b) maintain, keep and preserve all of its
Properties necessary in the proper conduct of its businesses in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereto, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                           (c) pay or discharge before becoming delinquent
(a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, however, that the Company shall not be required to pay or
        --------  -------
discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP;

                           (d) comply with all Governmental Requirements
applicable to the operation of its business, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, however, that the Company shall not be required to comply with any Governmental Requirements, the applicability or validity of which is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP.

                           (e) comply with all agreements, documents and
instruments binding on it or affecting its Properties or business, including, without limitation, all Material Contracts, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                           (f) provide the Investor with copies of all
materials sent to its stockholders,

                                     16


in each such case at the same time as delivered to such stockholders;

                           (g) timely file with the Commission all reports
required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination;

                           (h) until the Effective Date of the Registration
Statement, restrict Key Employees from selling in excess of five thousand (5,000) shares of Common Stock each, other than in connection with any 10b-5(1) trading plans in effect on the Execution Date; and

                           (i) maintain adequate insurance coverage
(including D&O insurance) for the Company and each Subsidiary.

         4.3      Reservation of Common Stock. The Company shall authorize and
                  ---------------------------
reserve for issuance to the Investor, free from any preemptive rights, a number of shares of Common Stock (the "Reserved Amount") that, on the
                                       ---------------
Closing Date, is not less than four million six hundred sixty-six thousand six hundred sixty-seven (4,666,667) shares of Common Stock. If, on any date following the Closing Date, the Reserved Amount is less than (i) one hundred percent (100%) of the Warrant Shares issuable upon exercise of the Series C Warrant plus (ii) one hundred percent (100%) of the Warrant Shares issuable upon exercise of the Series D Warrant (without regard to any limitation or restriction on such exercise that may be set forth in the Series D Warrant), the Company shall take action (including without limitation seeking stockholder approval for the authorization or reservation of additional shares of Common Stock) as soon as practicable (but in no event later than the tenth (10th) Business Day or, in the event that stockholder approval is required, the sixtieth (60th) day following such date) to increase the Reserved Amount to not less than (i) one hundred percent (100%) of the Warrant Shares issuable upon exercise of the Series C Warrant plus (ii) one hundred and twenty five percent (125%) of the number of Warrant Shares issuable upon exercise of the Series D Warrant (without giving effect to any limitation on such exercise that may be set forth in the Series D Warrant). While the Warrants or any portion thereof are outstanding, the Company shall not reduce the Reserved Amount without the prior written consent of the Investor. In the event that the Investor shall sell or otherwise transfer all or any portion of the Investor's Warrants, each transferee shall be allocated a pro rata portion of the Investor's Reserved Amount.

         4.4      Use of Proceeds. The Company shall use the proceeds from the
                  ---------------
sale of the Purchased Securities for the expansions and development of the Company's businesses, including, without limitation, acquisitions, the formation of strategic alliances and/or marketing efforts, in the ordinary course of its business and consistent with past practice; provided, however,
                                                          --------  -------
that the Company shall not use such proceeds (i) to pay down, repurchase or redeem any notes or securities issued by the Company or any Subsidiary, (ii) to pay any dividend or make any distribution on any such securities, or
(iii) to repay any loan made to or incurred by any Key Employee or Affiliate of the Company.

         4.5      Use of Investor Name. Except as may be required by applicable
                  --------------------
law and/or this Agreement, the Company shall not use, directly or indirectly, the Investor's name or the name of any of

                                     17

its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Investor for the specific use contemplated or as otherwise required by applicable law or regulation.

         4.6      No Adverse Action. The Company and the Subsidiaries shall
                  -----------------
refrain, during the period beginning on the Execution Date and ending on the Termination Date, from taking any action or entering into any arrangement which in any way materially and adversely violates the terms of this Agreement or any other Transaction Document.

         4.7      Limitations on Disposition. The Investor shall not sell,
                  --------------------------
transfer, assign or dispose of any Securities, unless:

                  (a) there is then in effect an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) the Investor has notified the Company in writing of any such disposition, received the Company's written consent to such disposition and furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act; provided, however,
                                                          --------  -------
that no such consent or opinion of counsel will be required (A) if the sale, transfer or assignment complies with federal and state securities laws and is made to an Affiliate of the Investor which is also an "accredited investor" as that term is defined in Rule 501 of Regulation D, and such Affiliate delivers to the Company a duly executed Investment Representation Certificate in the form attached hereto as Exhibit D (an "Investment
                                           ---------      ----------
Certificate"), (B) if the sale, transfer or assignment is made pursuant to
-----------
Rule 144 and the Investor provides the Company with evidence reasonably satisfactory to the Company that the proposed transaction satisfies the requirements of Rule 144 or (C) in connection with a bona fide pledge or hypothecation of any Securities under a margin arrangement with a broker-dealer or other financial institution.

         4.8      Disclosure of Information. The Company agrees that it will
                  -------------------------
not at any time following the Execution Date disclose material non-public information to the Investor without first receiving the Investor's written consent to such disclosure.

         4.9      Quotation on Nasdaq. The Company shall (i) promptly following
                  -------------------
the Closing, use its commercially reasonable efforts to include all of the Shares and all of the Warrant Shares issuable upon exercise of the Warrants (without regard to any limitation on such exercise) for designation and quotation on the Nasdaq Stock Market, and (ii) use its commercially reasonable efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq SmallCap Market, the Nasdaq National Market or the New York Stock Exchange for a minimum of five (5) years following the Closing Date.

         4.10     Restrictions on Issuances of Securities. The Company shall
                  ---------------------------------------
not, during the period beginning on the date of this Agreement and ending on the third Business Day following the Closing Date, issue any securities, effect any recapitalization, reorganization, stock split, stock

                                     18

dividend, repurchase or similar transaction, establish a record date for any such transaction, or take any other action that would reasonably be expected to affect the market price of the Common Stock. During the period beginning on the date hereof and ending on the six-month anniversary of the Effective Date, the Company will not issue Common Stock or securities exercisable or convertible into or exchangeable for Common Stock (other than securities issued in accordance with the Company's stock option plan or employee stock purchase plan) at a price or exercise or conversion price lower than the lesser of the Market Price and the Closing Price (each as defined in the Series D Warrant) in effect on the date of such issuance, or that have a fluctuating conversion or exercise or exchange ratio, or that are subject to "reset" or similar provisions requiring the issuance of additional shares of Common Stock; provided, however, that the Company shall not be prohibited
              --------  -------
from issuing Excluded Securities (as defined in the Series D Warrant).

5.       CONDITIONS TO CLOSING.
         ---------------------

         5.1      Conditions to Investors' Obligations at the Closing. The
                  ---------------------------------------------------
Investor's obligations to effect the Closing, including without limitation its obligation to purchase the Purchased Securities at the Closing, are conditioned upon the fulfillment (or waiver by the Investor in its sole and absolute discretion) of each of the following events as of the Closing Date:

                  5.1.1 the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all respects as of that particular date);

                  5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by the Company on or before the Closing;

                  5.1.3    the Closing Date shall occur on a date
                           that is not later than October 21, 2004;

                  5.1.4 the Company shall have delivered to the Investor a certificate, signed by the Chief Executive Officer and Chief Financial Officer of the Company, certifying that the conditions specified in this paragraph 5.1 have been fulfilled as of the Closing, it being understood that the Investor may rely on such certificate as though it were a representation and warranty of the Company made herein;

                  5.1.5 the Company shall have delivered to the Investor one or more opinions of counsel for the Company, dated as of the Closing Date, in substantially the form set forth on Exhibit 5.1.5 hereto;

                                     19

                  5.1.6 the Company shall have delivered to the Investor duly executed certificates representing the Shares, the Series C Warrant and the Series D Warrant being purchased by the Investor;

                  5.1.7    the Company shall have executed and
                           delivered to the Investor the Registration
                           Rights Agreement;

                  5.1.8    there shall have occurred no material
                           adverse change in the Company's
                           consolidated business or financial
                           condition since the date of the
                           Company's most recent financial
                           statements contained in the Disclosure
                           Documents;

                  5.1.9    the Common Stock shall be quoted and
                           actively traded on the Nasdaq Stock
                           Market; and

                  5.1.10   there shall be no injunction,
                           restraining order or decree of any
                           nature of any court or Government
                           Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Transaction Documents.

         5.2      Conditions to Company's Obligations at the Closing. The
                  --------------------------------------------------
Company's obligations to effect the Closing with the Investor are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Closing Date:

                  5.2.1 the representations and warranties of the Investor set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all respects as of that particular date);

                  5.2.2 the Investor shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by the Investor on or before the Closing;

                  5.2.3    there shall be no injunction,
                           restraining order or decree of any
                           nature of any court or Government
                           Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Transaction Documents;

                  5.2.4 the Investor shall have executed each Transaction Document to which it

                                     20

                           is a party and delivered the same to the Company;
                           and

                  5.2.5 the Investor shall have delivered to the Company the Purchase Price for the Purchased Securities being purchased by it at the Closing by wire transfer of immediately available funds.

6.       MISCELLANEOUS.
         -------------

                  6.1      Survival; Severability. The representations,
                           ----------------------
warranties, covenants and indemnities made by the parties herein and in the other Transaction Documents shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon; provided, however, that the representations and warranties
              --------  -------
made by the parties herein and in the other Transaction Documents shall survive only until the Termination Date. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

                  6.2      Successors and Assigns. The terms and conditions of
                           ----------------------
this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Investor may assign its rights and obligations hereunder, in connection with any private sale or transfer of the Purchased Securities in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Investor" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign its rights or obligations under this Agreement.

                  6.3      No Reliance. Each party acknowledges that (i) it has
                           -----------
such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this Agreement, the other Transaction Documents, or such transactions (other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction
Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other
Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view
(whether written or oral) expressed by such other party.

                                     21

                  6.4      Injunctive Relief. The parties hereto acknowledge
                           -----------------
and agree that a breach by either of their obligations hereunder will cause irreparable harm the other party and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, the non-breaching party shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

                  6.5      Governing Law; Jurisdiction. This Agreement shall be
                           ---------------------------
governed by and construed under the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York in the borough of Manhattan (for any claims initiated by the Investor) or in Miami-Dade
County (for any claims initiated by the Company), for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding involving the Investor or permitted assignee of the Investor, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  6.6      Counterparts. This Agreement may be executed in any
                           ------------
number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This
Agreement may be executed and delivered by facsimile transmission.

                  6.7      Headings. The headings used in this Agreement are
                           --------
used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  6.8      Notices. Any notice, demand or request required or
                           -------
permitted to be given by the Company or the Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and
(iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

                  If to the Company:

                  Applied Digital Solutions, Inc.
                  1690 South Congress Avenue
                  Suite 200
                  Delray Beach, Florida 33445
                  Attn: Scott R. Silverman

                                     22


                  Tel: 561-805-8000
                  Fax: 561-805-0002

                  with a copy to:

                  Holland & Knight LLP
                  701 Brickell Avenue, Suite 3000
                  Miami, Florida 33131
                  Mailing Address: P.O. Box 015441, Florida, 33101
                  Attn: Harvey A. Goldman, Esq.
                  Tel:  305-374-8500
                  Fax:  305-789-7799

and if to the Investor, to such address for the Investor as shall appear on the signature page hereof executed by the Investor, or as shall be designated by the Investor in writing to the Company in accordance with this
Section 6.8.

                  6.9      Expenses. The Company and the Investor shall pay all
                           --------
costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other
Transaction Documents, provided, however, that that the Company shall, at
                       --------  -------
the Closing, pay up to $5,000 in immediately available funds for all actual and reasonable out-of-pocket expenses (including without limitation the reasonable legal fees and expenses of Duval & Stachenfeld LLP) incurred by the Investor in connection its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents. At the Closing, the amount due for such fees and expenses (which may include fees and expenses estimated to be incurred for completion of the transaction and post-closing matters) may be netted out of the Purchase Price payable by the Investor. In the event the amount paid by the Company for such fees and expenses is less than the amount of fees and expenses actually incurred by the Investor, the Company shall promptly pay such deficiency (up to $5,000 in the aggregate) within thirty (30) days following receipt of an invoice therefor. Notwithstanding anything herein to the contrary, if the Closing does not occur otherwise than as a result of a breach of this Agreement by the Investor or the failure of the Investor to satisfy any closing conditions, the Company shall remain obligated to pay the expenses of the Investor up to $5,000 in the aggregate.

                  6.10     Entire Agreement; Amendments. This Agreement and the
                           ----------------------------
other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least two-thirds
(2/3) of the number of Outstanding Registrable Securities, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. Any waver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                                     23


         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

APPLIED DIGITAL SOLUTIONS, INC.


By: /s/ Scott Silverman
   ----------------------------
   Name:  Scott Silverman
   Title: CEO


SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC

By: Satellite Asset Management, L.P., its Manager


    By: /s/ Simon Raykher
       ----------------------------
       Simon Raykher
       General Counsel

ADDRESS:

         c/o Satellite Advisors, L.L.C.
         623 Fifth Avenue, 20th Floor
         New York, New York 10022
         Tel: 212-209-2000
         Fax: 212-209-2021

         With a copy to:

         Duval & Stachenfeld LLP
         300 East 42nd Street
         New York, New York 10017
         Attn: Robert L. Mazzeo, Esq.
         Tel:  212-883-1700
         Fax:  212-883-8883


Number of Shares to be Purchased: 2,500,000
                                  ---------

                                     24

                                  EXHIBIT D
                    INVESTMENT REPRESENTATION CERTIFICATE

Purchaser:
            -----------


Company:    Applied Digital Solutions, Inc. (the "Company")

Security:
            -----------


Amount:
            -----------

Date:
            -----------


         In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

         The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

         The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Purchaser is an "accredited investor" as that term is defined under Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

         The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in this Warrant under which the Securities are being purchased.

         The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold (subject to certain "tacking" provisions); (iii) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

         The Purchaser further understands that at the time it wishes to sell the Securities there may be no

                                     25

public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, notwithstanding the Company's best efforts obligation to do so set forth in the Warrant, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied.

         The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or an exemption from registration will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date:
      ----------------------


                                 [PURCHASER]

          -------------
                                     26